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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 1997

               ENVIRONMENTAL TECTONICS CORPORATION
     (Exact name of registrant as specified in its charter)

        Pennsylvania               1-10655           23-1714256
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

County Line Industrial Park, Southampton, Pennsylvania   18966
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (215) 355-9100

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.


     The press release of Environmental Tectonics Corporation dated April 7, 1997 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          99   Press Release, dated April 7, 1997, of
               Environmental Tectonics Corporation.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENVIRONMENTAL TECTONICS CORPORATION

Dated:  April 10, 1997

                              By /s/ Duane Deaner
                                   Duane Deaner
                                   Chief Financial Officer
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                          EXHIBIT INDEX

Exhibit Number

     99   Press Release, dated April 7, 1997,
          of Environmental Tectonics Corporation